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                                                                   EXHIBIT 10.28


                                WARRANT AGREEMENT


         THIS WARRANT AGREEMENT (this "Agreement"), is made and entered into as of the 16th day of June, 1998, by and between Wm. Cameron & Co. d/b/a Cameron Ashley Building Products, Inc., a Georgia corporation (the "Company"), and Lee
R. Anderson, Sr. (the "Optionee").

                               W I T N E S S E T H

         WHEREAS, the Company, the Optionee and A.P.I. Supply Company, a Minnesota corporation, are parties to that certain Asset Purchase Agreement dated as of the date hereof (the "Purchase Agreement"); and

         WHEREAS, pursuant to Section 11.6 of the Purchase Agreement, the Optionee has agreed not to engage in a Competing Business (as defined in the Purchase Agreement) (the "Covenant Not to Compete"); and

         WHEREAS, in consideration for the Optionee's Covenant Not to Compete, the Company has agreed to grant to the Optionee the following option to purchase shares of common stock of the Company, no par value ("Common Stock"), pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Option. The Company hereby grants to the Optionee the right and option to purchase, at the times and under the terms and conditions set forth herein, 200,000 shares of Common Stock at an exercise price of $20.00 per share, the number of shares of Common Stock and the exercise price thereof subject to adjustment, pursuant to the terms of
         Section 9 hereof (the "Option").

2. Date of Grant. The date of grant of the Option is the date of this Agreement (the "Date of Grant").

3. Option Term. The Option shall be outstanding for a period of five years from the Date of Grant set forth in Section 2 hereof and shall be exercisable in full for a period of four years, commencing one year from the Date of Grant and terminating on the fifth anniversary of the Date of Grant (the "Option Term").

4. Exercise of Option. The Option shall be exercisable by the Optionee, or by the other person or persons then entitled to exercise the Option pursuant to Section 7 hereof, from time to time, in whole or in part, but not as to a fraction of a share, during the Option Term. The Option granted hereunder shall be exercisable by giving written notice of the exercise to the Company, in form satisfactory to the Company, specifying the number of shares to be purchased and accompanying such notice with a certified or cashier's check payable to the order of the Company for the full purchase price of the shares purchased. The Option, or any part thereof, shall be deemed to have been exercised on the first date upon which the

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         Company receives a notice of exercise, payment of the purchase price of the shares and all other documents required in respect of such exercise by this Agreement.

5. Representations, Warranties, Covenants and Agreements of the Optionee. The Optionee represents and warrants to, and covenants and agrees with, the Company as follows:

         A. The Optionee understands that neither the Option nor the shares of Common Stock underlying the Option (the "Shares") has been registered under the United States Securities Act of 1933, as amended (the "Act"), and that the Option is being granted to him in reliance upon one or more exemptions from registration contained in the Act;

         B. The Optionee is acquiring the Option, and upon exercise of the Option will acquire the Shares, for his own account for investment and not with a view to the resale or distribution thereof;

         C. The Optionee has received or had access to all information he considers necessary or advisable to enable him to make a decision concerning his acquisition of the Option;

         D. The Optionee has such knowledge and experience in business and financial matters that he is capable of evaluating the merits and risks of the Option;

         E. The Optionee shall not transfer, assign, pledge, hypothecate or otherwise dispose of the Shares unless the Shares are subsequently registered under the Act or unless the Optionee furnishes to the Company an opinion of counsel which is, in the good faith, reasonable judgment of the Company, satisfactory to the Company, or otherwise establishes to the reasonable satisfaction of the Company, determined in good faith, that an exemption from registration is available;

         F. The Optionee understands that a legend referring to the foregoing restrictions on transferability will be placed on the certificates issued to represent the Shares; and

         G. In the event that by reason of his acquisition of the Option or the Shares the Optionee is required to make any filing pursuant to the United States Securities Exchange Act of 1934, as amended, he shall make such filing in a proper and timely manner.



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6.       Representations, Warranties, Covenants and Agreements of the Company.

         A. The Company represents, warrants and agrees that all Shares issuable upon any exercise of the Option shall be validly authorized and issued, fully paid and nonassessable. The Company covenants and agrees that it will pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of all stock certificates evidencing Shares purchased upon any exercise of the Option.

         B. The Company covenants and agrees that it will reserve and set apart and have at all times a number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Option or any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Option, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         C. If any shares of Common Stock reserved or to be reserved for issuance upon the exercise of the Option require approval of any governmental authority under any federal or state law before such shares may be validly issued upon the exercise of the Option, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such approval.

         D. Whenever the number of shares purchasable under the Option or the Purchase Price (as hereinafter defined) shall be adjusted as required by the provisions of Section 9 hereof, the Company shall forthwith mail a notice setting forth the adjusted number of Shares then purchasable upon the exercise of the Option to the holder thereof, but failure to give or receive such notice, or any defects therein, or in the mailing thereof, shall not affect such adjustment in the number of shares purchasable under the Option or of the Purchase Price.

         E. In case the Company proposes:

                  (1) to pay any stock dividend upon the Common Stock or make any distribution (other than ordinary cash dividends payable out of earnings) or offer any subscription or other rights to the holders of Common Stock, or

                  (2) to effect any capital reorganization, any recapitalization, or any combination, split or reclassification of capital stock of the Company, or



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                  (3)      to effect the consolidation, merger, sale of all or
                           substantially all of the assets, liquidation, dissolution or winding up of the Company, then the Company shall cause notice of any such intended action to be given to the holder of the Option not less than thirty (30) nor more than sixty (60) days prior to the date on which the transfer books of the Company shall close or a record be taken for such dividend or distribution, or the date when such capital reorganization, recapitalization, combination, split, reclassification, consolidation, merger, sale, liquidation, dissolution or winding up shall be effected, as the case may be.

7.       Transferability.

         A. Except as provided in Subsections B and C below, the Option and the rights and privileges contained hereby may not be transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option, or any right or privilege conferred hereby, contrary to the provisions hereof, the Option and the rights and privileges conferred hereby shall immediately become null and void.

         B. The Option shall not be transferable by the Optionee otherwise than by will, or if he dies intestate, by the laws of descent and distribution of the jurisdiction of his domicile at the time of his death. During his lifetime, the Option shall be exercisable only by the Optionee, except as provided in Subsection C of this Section.

         C. In the event of the death of the Optionee, or in the event of permanent mental incapacity of the Optionee, the Option held by him shall be fully exercisable as provided in Section 4, in the case of death, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a specific testamentary disposition of the Option or shall die intestate, by the Optionee's legal representative or representatives, or, in the case of incapacity, by his legal guardian.

8.       Securities Laws.

         A. Each exercise of the Option shall be contingent upon receipt by the Company from the Optionee (or from the other person or persons then entitled to exercise the Option pursuant to Sections 6B and 6C hereof) of such written representations concerning the Optionee's (or such other person or persons') intentions with regard to the acquisition, retention or disposition of the Shares being acquired upon exercise of the Option and/or such written covenants and agreements as to the acquisition, retention and disposition of such Shares as, in the reasonable opinion of the Company, made in good faith with advice of counsel, may be necessary to ensure that the acquisition, retention and any disposition of such Shares by the



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                  Optionee (or such other person or persons) will not involve a violation of the Act or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.

         B. Each exercise of the Option shall be subject to the requirement that, if at any time the Company shall determine, in its reasonable discretion, exercised in good faith with advice of counsel, that the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the exercise of the Option or the issuance or delivery of Shares thereunder, the Option may not be exercised in whole or in part unless such consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Company. The Company covenants and agrees that it will use its best efforts to obtain all such required consents and approvals.

         C. Nothing in the Option granted shall require the Company to issue or deliver any Shares upon any exercise of the Option if such sale would, in the opinion of counsel for the Company, constitute a violation of the Act or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.

9.       Adjustment of Purchase Rights.

         A.       As used herein:

                  (1) "Common Stock" shall mean the Common Stock, no par value, of the Company and any other shares of stock or other securities or property of the Company or of any other corporation for which the Option shall be exercisable.

                  (2) "Purchase Price" initially shall be $20.00 per share. The Purchase Price shall be subject to adjustment from time to time as provided in Subsection B(1) of this Section.

         B. If any of the following events occurs at any time or from time to time prior to the expiration of the Option by exercise or by its terms, the indicated adjustments shall be made in the Purchase Price and the number of shares of Common Stock or the class of securities purchasable upon any exercise of the Option, as appropriate:

                  (1) If the Company subdivides its outstanding shares of Common Stock into a greater number of shares or declares any dividend on its Common Stock payable in Common Stock, the Purchase Price in effect immediately prior to such division shall be proportionately reduced, and the number of shares purchasable under the Option shall be proportionately increased. Conversely, if the outstanding shares of Common Stock of the Company are in any manner combined into a smaller number of shares, the Purchase Price



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                           in effect immediately prior to such combination shall
                           be proportionately increased, and the number of shares purchasable under the Option shall be proportionately reduced.

                  (2) If the Company declares any dividend on its Common Stock payable in stock (other than Common Stock) or other securities of the Company or of any other corporation, or in property or otherwise than in cash, to the holders of its Common Stock the holder of the Option shall, without additional cost, be entitled to receive upon any exercise of the Option, in addition to the Common Stock to which such holder shall then be entitled, the number of shares of stock or other securities or property which such holder would have been entitled to receive if he had been a holder immediately prior to the record date for such dividend of the number of shares of Common Stock purchased pursuant to such exercise, which number of shares of stock or other securities and the purchase price therefor shall be subject to adjustment pursuant to the provisions of this Section 9 from and after such record date.

                  (3) If there occurs any recapitalization, combination, split or reclassification of the Common Stock of the Company or any merger of the Company and one or more other corporations with the Company as the surviving corporation, as a result of which holders of the Company's Common Stock receive other stock, securities or property in lieu of or in addition to, but on account of, their Common Stock, the holder of the Option, upon any exercise of the Option after the record date for determination of stockholders entitled to such other stock, securities or property, shall receive, in lieu of or in addition to any shares of Common Stock of the Company, the proportionate share of all stock, securities or other property issued, paid or delivered for or on all of the Common Stock of the Company that would have been allocable to the shares of Common Stock that would have been purchased pursuant to such exercise of the Option if such exercise had been made immediately prior to such record date, which number of shares of stock or other securities and the purchase price therefor shall be subject to adjustment pursuant to the provisions of this Section 9 from and after such record date.

                  (4) If there occurs any merger or consolidation of the Company with or into another corporation so that another corporation is the surviving or resulting corporation, or if there occurs any sale of substantially all the assets of the Company or any similar transaction, then:

                           (a)      If provision is made in writing in
                                    connection with such transaction for the continuance and/or assumption of the Option or the substitution for the Option of a new option equivalent to the Option, with appropriate adjustment as to number and kind of shares or other securities deliverable with respect thereto, the Option, or the new


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                                    option substituted therefor, shall continue
                                    in effect after the transaction.

                           (b) In the event provision is not made in connection with such transaction for the continuance and/or assumption of the Option or for the substitution of an equivalent option, then the holder of the Option shall be entitled, immediately prior to the effective date of such transaction, to purchase the full number of shares that he would otherwise have been entitled to purchase during the entire remaining term of the Option. The unexercised portion of the Option shall be deemed cancelled and terminated as of the effective date of such transaction.

10.      Further Adjustments.

         Except as hereinbefore provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services either upon direct sale or upon the exercise of rights, options or warrants to subscribe therefore, or upon the conversion of securities of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to the Option.

11.      Miscellaneous.

         A. Neither the Optionee nor any other person or persons entitled to exercise the Option pursuant to Subsections 6B and 6C shall be or have any of the rights or privileges of a stockholder of the Company with respect to any of the Shares unless and until the Option shall have been exercised with respect thereto and the certificates representing such Shares shall have been issued and delivered.

         B. Except as provided in Section 6 and Section 9 of this Agreement, the existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the corporate structure or capitalization affecting the Common Stock of the Company, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, any issue or disposition of any unissued or treasury shares of any class of stock, any evidences of indebtedness or other securities convertible into or which carry a right to subscribe for or to receive such unissued or treasury shares, any right of subscription for or to receive or any warrant, right or option for the purchase of any security of the Company, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate or actual proceeding of a similar character or otherwise.



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         C.       The Optionee shall furnish to the Company all information
                  reasonably requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable act, statute, regulation or law, as then in effect.

         D. Prior to the exercise of the Option and as a condition to the Company's obligation to deliver Shares upon such exercise, the Optionee shall make arrangements, which in the good faith reasonable judgment of the Company shall be satisfactory to the Company, for the payment of any applicable United States federal withholding taxes or other withholding taxes payable as a result of any exercise of the Option.

         E. Any notice relating to this Agreement shall be in writing and delivered in person or by registered mail to the Company at its office at 11651 Plano Road, Dallas, Texas 75243, or to such other address as may be hereafter specified by the Company in writing by notice given in accordance herewith, to the attention of the Corporate Secretary. All notices to the Optionee or other person or persons then entitled to exercise the Option shall be delivered in person or by registered mail to the Optionee or such other person or persons at the Optionee's address below specified (or such other address as may be specified by such person in writing by notice given in accordance herewith).

         F. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

                                    OPTIONEE


                                    /s/ Lee R. Anderson
                                    --------------------------------------------
                                    Lee R. Anderson, Sr.


                                    Address:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------



                                    WM. CAMERON & CO.


                                    By:  /s/ John S. Davis
                                         ---------------------------------------
                                             John S. Davis
                                             Vice President and General Counsel


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